                                                                   EXHIBIT 23.1



                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the use of our report (and to all references to our Firm) included in this Post-Effective Amendment No. 2 to Form S-4 Registration Statement.

/s/ ARTHUR ANDERSEN LLP

ARTHUR ANDERSEN LLP

Richmond, Virginia,
June 16, 1997